Exhibit 99.1

NASDAQ: EYEG EyeGate Pharmaceuticals, Inc. 271 Waverley Oaks Road, Suite 108 Waltham, MA 02452 www.eyegatepharma.com Two Versatile Platforms Moving Towards Commercialization Follow us on Facebook, LinkedIn and Twitter

Forward Looking Statements

EyeGate pharma

Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the prospects for the Company's lead product EGP-437, for the timing and outcome of the Company's clinical trials, the potential approval to market EGP-437, and the Company's capital needs. Actual events could differ materially from those projected in this presentation and the Company cautions investors not to rely on the forward-looking statements contained in, or made in connection with, the presentation.

Among other things, the Company's clinical trials may be delayed or may eventually be unsuccessful. The Company may consume more cash than it currently anticipates and faster than projected. Competitive products may reduce or eliminate the commercial opportunities of the Company's product candidates. If the U.S. Food and Drug Administration or foreign regulatory agencies determine that the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rate due to changes in corporate priorities, the timing and outcomes of clinical trials, regulatory and developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly alter, delay, scale back or discontinue operations.

Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of the Company's Annual Report on Form 10-K filed with the SEC on February 23, 2017. The Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations, except as required by applicable law.

The Company uses its website (www.EyeGatePharma.com), Facebook page (https://www.facebook.com/ EyeGatePharma/), corporate Twitter account (https://twitter.com/EyeGatePharma), and LinkedIn page (https://www.linkedin.com/company/135892/) as channels of distribution of information about the Company and its product candidates. Such information may be deemed material information, and the Company may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company's website and its social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts. The social media channels that the Company intends to use as a means of disclosing the information described above may be updated from time to time as listed on the Company's investor relations website.

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Two Product Platforms for Eye Disorders

EyeGate pharma

Two platforms in the clinic with two FDA filings expected in 2018

Ocular Bandage Gel (OBG) Eye Drop: Disrupting Dry Eye and Corneal Wound Market



Disease Area	Preclin	POC	Pilot	Pivotal
Large Corneal Wounds Photorefractive Keratectomy				
Punctate Epitheliopathies Focus: Moderate Dry Eye				
Punctate Epitheliopathies Focus: Severe Dry Eye		OBG + Corticosteroid		

EyeGate II Iontophoresis Delivery System: Delivering a Corticosteroid (EGP-437)



Disease Area	Preclin	Ph 1b/2a	Ph 2b	Ph 3
Anterior Uveitis				
Cataract Surgery				
Contact Lens Macular Edema				

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Ocular Bandage Gel (OBG) Eye Drop • A crosslinked hyaluronic acid (CMHA - S) for corneal wounds and epitheliopathies

Hyaluronic Acid

EyeGate pharma

Hyaluronic acid (HA) is a naturally occurring compound in the body

- ~15 grams of HA in an adult human body
- Possesses unique properties such as hydration (synovial fluid) and promotion of wound healing (skin): ideal for ocular surface
- Issue: rapidly degrades, one-third is naturally turned-over (degraded and synthesized) every day

Properties

- High-molecular weight HA is non-immunogenic
- High-molecular weight HA binds up to 1,000 times its volume in water weight
- HA provides: hydration, lubrication of joints, and a meshwork for cell migration

Regulatory Approvals

U.S. – Dermatology & Osteoarthritis

- HA approved in the U.S. as a device for wound and burn management and injections to treat knee pain caused by osteoarthritis

Ex-U.S. – Dry Eye & Wound Healing

- Low concentration formulations of HA eye drops (0.1% to 0.4%) are the standard of care in Europe and Asia for ocular wound healing, dry eye and ocular surface damage

5

EyeGate's CMHA-S Platform:

A unique crosslinked version of Hyaluronic acid

First and only eye drop candidate in the U.S. targeting acceleration of re-epithelialization

Hyaluronic acid	Crosslinked HA
	

Crosslinking - Prevents Degradation and Increases Ocular Surface Retention

- Crosslinking creates a 3D structure that stabilizes the molecule **(resists degradation)**
- Prolonged residency time on the ocular surface **(90 to 120 minutes)**
- Higher viscosity/shear rate – thins with blinking and is **non blurring**
- Scaffolding matrix - **protects the ocular surface**
- **Enables potential development of a high concentration HA eye drop (0.75%) for treating a wide variety of ocular surface pathologies from dry eye to wound healing**

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EyeGate Ocular Bandage Gel (OBG)

EyeGate pharma

Demonstrated efficacy and safety in animals


Remend
Corneal Repair
for Dogs and Cats
3 mL

Commercially available as a veterinary device

- Manufactured by SentrX Animal Care
- Sold in the U.S. and certain European countries by Bayer Animal Health as Remend® Corneal Repair[1]
- 5 years in thousands of dogs, cats and horses, with an excellent efficacy/safety profile

Efficacy of CMHA-S has been demonstrated in various animal pathologic conditions

- Post traumatic corneal stromal ulcers (real world dogs and cats)
- Corneal abrasion and alkali burn injuries (rabbit models)
- Dry eye (veterinary dogs who failed topical cyclosporine)

Molly: 12 year old cat with a non-healing corneal defect


A
B

A. Non-healing at 42 days

B. Ulcer healing after 12 days of using 0.75% CMHA-S

1. EyeGate has human ophthalmic rights only. Visit http://www.bayerdvm.com/show.aspx/remend-cross-linking-video

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Healing Corneal Abrasions and Alkali Burns

Efficacy Study: Rabbits[1]

EyeGate pharma

CMHA-S treated central corneal epithelium exhibited a faster wound closure


A
0d
1d
2d
3d
B
P < 0.01
Percentage reduction of wound area (%)
100
80
60
40
20
0
PBS
CMHA-SX

A. Fluorescein staining of corneal epithelial abrasions
B. Quantitative analysis at 24 hours; 49% vs 83% complete

CMHA-S treated cornea exhibited "more normal" epithelial and stromal organization


A
B

Histology of alkali burn healing

A. Control at Day 12 central wound with unhealed corneal epithelium
B. CMHA-S treated central epithelium and corneal stroma showing a better organization than control

- **Abrasion:** Wound closure complete by 48 hours with CMHA-S
- **Burns:** Complete re-epithelization at Day 12 for CMHA-S but not for control

1. Guanghui Yang, Ladan Espandar, Nick Mamalis and Glenn D. Prestwich, Veterinary Ophthalmology 2010

8

Meeting with FDA (Nov 2016) confirms de novo 510(k) filing path 9 OBG Eye Drop Regulated as a Device Two indications: Photorefractive Keratectomy and Punctate Epitheliopathies ▪ No predicate device – label determined by clinical trials • Superiority claim must be supported by pivotal trial against standard - of - care • Pilot trial required to determine powering of superiority for pivotal trial ▪ Initial claim discussed: acceleration of re - epithelization of corneal wounds/defects • PRK is an excellent homogenous model for measuring time to corneal wound repair ▪ Broadening indication for use (IFU) can be pursued without a pivotal trial • A trial that demonstrates benefit based on size of defect and not a specific indication is sufficient: a superiority claim against standard of care not necessary ▪ Development plan includes additional superiority claim: reduction in corneal staining • Punctate Epitheliopathy (PE) ideal group for epitheliopathies • Aligns with moderate dry eye

CMHA-S Eye Drop Accelerates Corneal Surface Re-Epithelialization

Completed First Human Clinical Trial in PRK Patients

✓ **PRK surgery provides several advantages as indication to evaluate the Ocular Bandage Gel (OBG)**

- A homogenous patient population with same size, large epithelial defects

✓ **39 subjects randomized to one of three groups: both eyes received the same treatment**

- i) OBG alone (ii) OBG + Bandage Contact Lens (BCL) (iii) Standard of care (BCL + Artificial Tears)
- OBG alone demonstrates accelerated wound healing vs standard of care
  - 30% more patients healed by Day 3
  - Additionally, wound size was as much as ~36% smaller as early as Day 1 (24 hours post surgery) with OBG alone

	# Subjects per arm	Closed Wound: Day 3 #	Closed Wound: Day 3 %	Length in mm: Day 1 Horizontal	Length in mm: Day 1 Vertical	Length in mm: Day 3 Horizontal	Length in mm: Day 3 Vertical
Arm 1: OBG	12	10	83.3%	4.1	4.5	0.10	0.20
Arm 2: OBG + BCL	14	9	64.3%	6.3	6.50	0.30	0.30
Arm 3: BCL + AT[1]	13	7	53.8%	6.4	6.20	0.60	0.60
Total Subjects Enrolled	**39**						
OBG: % better than BCL			**54.8%**	**35.9%**	**27.4%**	**83.3%**	**66.7%**

Targeting Initiation of Pilot PRK Study First Half 2018 with Top-line Data 3 months later

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11 Management of Punctate Epitheliopathy Pilot Trial Design ▪ PE as defined by fluorescein staining of cornea: NEI scale • Randomization: NEI score between 5 and 12 ▪ 50 subjects for 2 arm trial: 25 subjects per arm • Safety will include both eyes (N = 60) ▪ 28 Day trial: 2 week wash - out/run - in followed by 2 weeks of two arms • Day - 14 screening: all subjects stop all topicals and take Refresh PF artificial tears QID OU for 14 days • Day 0 randomization: OBG QID for 14 days vs Refresh PF artificial tears QID OU for 14 days ▪ Primary performance outcome: • Change in NEI corneal staining score from baseline to Day 14 between OBG arm and artificial tears arm for the study eye Targeting Moderate Dry Eye Patients with Top - line Data expected Q3 2018

EyeGate Ocular Bandage Gel (OBG)

Market Opportunity

EyeGate pharma

EyeGate's proprietary crosslinking provides unique differentiation

- Targeting data from next PRK trial and PE trial in first half of 2018, with anticipated filing of de novo 510(k) by year-end 2018

Corneal Wounds and Epitheliopathies: U.S. Numbers

- Refractive surgeries (PRK)
- Vitrectomies (Diabetics)
- Collagen crosslinking
- Pre-cataract surgery

- Neurotrophic keratitis (Herpes, Diabetes)
- Contact lens wear
- Ocular irritants



Surgery:
>4.0 million
(~0.2 million prescriptions)
Ocular / Systemic Disorders:
>55.0 million
(~0.9 million prescriptions)
Ocular trauma:
~1.8 million
(~0.14 million prescriptions)
Epithelial injury (exposure):
~16.0 million
(~2.2 million prescriptions)

- Corneal foreign bodies
- Abrasions / contusions
- Chemical burns
- Difficult to heal alkali burns (PCED)

Dry Eye
- Episodic / mild
- Moderate
- Severe

1. Source: American Academy of Ophthalmology (https://www.aao.org/newsroom/eye-health-statistics)

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13 FDA Comments on IDE ▪ Received comments back from FDA on filed IDE: can’t move into clinic till resolved ▪ Majority of comments relate to manufacturing validation • Evaluate manufacturing process to eliminate sources which contribute to excessive bioburden levels: • implement QC procedures • repeat bioburden testing to achieve acceptable limits • summarize investigative/corrective actions • Provide alert and action levels for device components prior to filter sterilization • Provide description of validation protocol and bacterial retention results for sterilizing grade filters • Provide percent recovery results for bioburden test methods • Validate gamma irradiation dose range for device packaging ▪ Other • Include validated analytical methods to identify and quantify impurities and degradation products • In addition to Ames test conducted provide an additional genotox study

Iontophoresis Delivery Platform • Post Cataract Surgery • Treatment of Anterior Uveitis • Next Generation Contact Lens Drug Delivery • Treatment of Macular Edema

x Small electrical current propels drug into the eye x Dose controlled by Current (mA) x application time x Improves compliance: reduces applications by almost 98% (2 treatments vs ~154 eye drops) x More than 2,400 treatments performed to date by ophthalmologists and optometrists (<5 minutes) x Utilizes standard of care dexamethasone steroid as active ingredient A non - invasive method of propelling charged active compounds into ocular tissues 15 Iontophoresis Delivery Platform

▪ Etiology assault based (cataract surgery) vs primarily auto - immune (anterior uveitis) ▪ Inflammation of uveal tissue including iris and/or ciliary body ▪ Inflammation severity determined by number of white blood cells in the anterior chamber of the eye (slit - lamp used) ▪ Primary end - point is proportion of subjects with zero cells in EGP - 437 arm vs control arm Dexamethasone: a potent anti - inflammatory corticosteroid 16 Non - compliance leads to sight - threatening complications Iontophoresis Delivery Platform

Corticosteroid eye drops: Standard of care for both indications 17 EGP - 437: A Highly Differentiated Product Dramatically Reduces Patient Burden 2 to 3 EyeGate treatments Up to 154 eye drop treatments VS

▪ Worldwide exclusive licenses to manufacture, sell, distribute and commercialize EGP - 437 delivered with Iontophoresis EG II Delivery System for Cataract Surgery and Uveitis only ▪ $135M in potential payments, including up - front, development & commercial milestones ▪ Cataract : $4M up - front , up to $99M dev. & commercial milestones (February 2017) ▪ Anterior Uveitis: $1M up - front , up to $32.5M dev. & commercial milestones (July 2015) ▪ High single digit royalties based on net sales: upward adjustment to double - digit based on sales for cataract surgery ▪ EyeGate responsible for completion of the clinical development and FDA filing for both indications ▪ Valeant responsible for development outside U.S. ▪ Valeant has right of last refusal for product outside of licensed fields 18 Iontophoresis Delivery Platform Partnered with a Leading Opthalmic Company

Cataract Surgery The most common surgical procedure performed by ophthalmic surgeons Iontophoresis Delivery Platform

20 Iontophoresis Delivery Platform Cataract Surgery Market Opportunity Cataract surgery incidence: ~4 million 1 annually in U.S. in 2015 Likely to double (following incidence rates) by 2050 Source: National Institute of Health - National Eye Institute 1. Market Scope, 2015 Comprehensive Report on The Global IOL Market, June 2015 Source: J Cataract Refract Surg. 2013 Sep; 39(9): 1383 – 1389. 2015 Cataract surgery incidence: ~4M in U.S., ~20M Worldwide 1 Number of surgeries has increased steadily… …and could double by 2050 following projected cataract incidence growth.

▪ Double - Masked, Placebo (vehicle) - Controlled, Two - arms: 101 subjects from 7 sites • 51 Randomized to EGP - 437 (Iontophoresis with 40 mg/mL Dexamethasone Phosphate) • 50 Randomized to Placebo (Iontophoresis with 100 mM Sodium Citrate solution) ▪ EGP - 437 demonstrated better clinical performance than vehicle control • Trending towards statistical significance 21 Inflammation post Cataract Surgery Phase 2 Trial Highlights 5.9% 13.7% 27.5% 43.1% 52.9% 4.0% 10.0% 24.0% 32.0% 36.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Day 1 Day 4 Day 7 Day 14 Day 28 Proportion with ACC=0 EGP-437 (N=51) Vehicle (N=50) p = 0.08

22 Additional Information Phase 2 Trial Highlights ▪ Secondary endpoints: change in mean cell count and change in mean pain score • EGP - 437 showed statistically significant improvements in both ACC count and pain score • ACC count = 0 on Day 7: p = 0.0096 • Pain Score = 0 on Day 1: p = 0.0149 ▪ EGP - 437 arm demonstrated a favorable safety profile with no serious adverse events reported. ▪ Greater percentage of subjects in the placebo were rescued: > 50% by Day 14 • No subjects were rescued after Day 14 in the EGP arm thus demonstrating sustainability of effect out to Day 28

23 Comparing to Durezol * 13.7% 27.5% 43.1% 52.9% 4.7% 22.4% 41.1% 60.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Day 4 Day 7 Day 14 Day 28 Proportion with ACC=0 (Active Arms) EGP-437 (N=51) Durezol (N=107) 9.8% 23.5% 31.4% 35.3% 0.9% 7.7% 11.4% 20.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Day 4 Day 7 Day 14 Day 28 Proportion with ACC=0 (Placebo Arms) EGP Vehicle (N=50) Durezol Placebo (N=220) ▪ There was no Durezol arm in our study but we compared to FDA filing material ▪ Compared to Durezol , the EGP arm performed very similar ▪ EGP vehicle performed significantly better than historical Durezol placebo control * CDER Medical Review (Application #22 - 212): combined results from the 2 pivotal studies

Anterior Uveitis Confirmatory Phase 3 Data in 2Q 2018 Iontophoresis Delivery Platform

25 Iontophoresis Delivery Platform Anterior Uveitis Market Opportunity EyeGate II Iontophoresis System reduces dosing burden by 98% from standard eye drops 2015 Anterior Uveitis incidence: ~26.6 to 102 per 100,000 annually in U.S. Incidence of Anterior Uveitis in the U.S. 2008 - 2016 0 80,000 160,000 240,000 320,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Uveitis low Uveitis high Source: JAMA Ophthalmol. 2016 Nov 1;134(11):1237 - 1245

EGP - 437 demonstrated safe and effective in reducing inflammation vs positive control 26 Iontophoresis Delivery Platform Positive Anterior Uveitis Phase 3 Non - Inferiority Trial Results 1. ITT = Intent to Treat 2. Primary End Point (PEP): Total cell clearing (ACC) at Day 14 x Successfully demonstrated similar response to standard of care (corticosteroid eye drops - prednisolone acetate 1%) x Lower incidence of increased intraocular pressure (IOP) with EGP - 437 treatment Confirmatory Phase 3 trial ongoing: Top - line data expected Q3 2018

Macular Edema Efficacious Delivery to the Back of the Eye Iontophoresis Delivery Platform

Iontophoresis Delivery Platform

Macular Edema - Non-Invasive Delivery to Retina

Iontophoresis delivers efficacious quantities of EGP-437 to back of eye

Macular Edema (ME): Abnormal thickening of macula associated with accumulation of excess fluid within the neurosensory retina

	Number	DME	RVO	CME
Phakic	9	6	3	
Pseudophakic	9	4	3	2

Efficacy: one-third of subjects responded

✓ Positive response from all subtypes (DME, RVO, and CME)[1]

Excellent Safety: No increase in IOP

Enrollment completed

- Under review for further development
- Value in preventing CME post cataract surgery



PSEUDOPHAKIC DME
758
September 14
392
September 18
249
September 22
273
September 28
PSEUDOPHAKIC CME
500
September 9
325
September 14
304
September 18
298
September 21
PSEUDOPHAKIC BRVO
502
July 20
413
July 24
358
July 29
368
August 04

1. CME: cystoid macular edema, DME: diabetic macular edema, RVO: retinal vein occlusion

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Iontophoresis Delivery Platform Drug Embedded Contact Lens The Future of Ocular Drug Delivery

30 ▪ First indication: dexamethasone for macular edema ▪ Two layer lens: ▪ Layer 1: Sits on surface of eye – loaded with drug ▪ Layer 2: Sits on top of Layer 1 – incorporates iontophoresis electronics ▪ In vitro work nearing completion, anticipate proof - of - concept animal data in 2018 ▪ Treating chronic retinal conditions at home ▪ Potential to revolutionize the treatment of retinal disease by significantly reducing or eliminating dangerous intravitreal injections and frequent office visits! Iontophoresis and Drug Embedded in a Contact Lens Iontophoresis Delivery Platform Drug Embedded Contact Lens for Macular Edema

Development Timeline

EyeGate pharma


Program
Disease Area
2017
2018
2019
2020
OBG Eye Drop
Crosslinked Hyaluronic Acid
Large Corneal Wounds
Photorefractive Keratectomy (PRK)
PoC Trial
IDE Work
Pilot Trial
Pivotal Trial
de novo 510(k)
Launch
Punctate Epitheliopathies
Focus: Moderate Dry Eye
Pilot Trial
Pivotal Trial
OBG (+ corticosteroids) Eye Drop
Crosslinked Hyaluronic Acid
Punctate Epitheliopathies
Focus: Severe Dry Eye
Preclinical Work
IND
Ph 1b/2a Trial
Ph 2b Trial
Iontophoresis Delivery System
EGP-437 (Corticosteroid)
Anterior Uveitis
Phase 3 Trial
NDA/510(k)
Launch
Cataract Surgery
Phase 2b Trial
Data Analysis
Iontophoresis Contact Lens
EGP-437 (Corticosteroid)
Macular Edema
Development Work
Preclinical Work
IND
Ph 1b/2a Trial

32 Year - to - Date (Q3) 2017 Financial Results Cash through mid - 2018 & multiple late - stage clinical trial data readouts ($000 except per share) Revenue $407 R&D Expense $7,253 G&A Expense $3,541 Net Loss $10,387 Net Loss per Share $0.78 Weighted Avg. Shares O/S 13,268 No. Shares O/S 17,205 Cash & Equivalents $9,245 2017 YtD 9/30/2017

Two platforms in the clinic with two FDA filings expected in 2018 33 Two Product Platforms for Eye Disorders Ocular Bandage Gel (OBG) Eye Drop: Disrupting Dry Eye and Corneal Wound Market EyeGate II Iontophoresis Delivery System: Delivering a Corticosteroid (EGP - 437) Disease Area Preclin POC Pilot Pivotal Large Corneal Wounds Photorefractive Keratectomy Punctate Epitheliopathies Focus: Moderate Dry Eye Punctate Epitheliopathies Focus: Severe Dry Eye OBG + Corticosteroid Disease Area Preclin Ph 1b/2a Ph 2b Ph 3 Anterior Uveitis Cataract Surgery Contact Lens Macular Edema